Exhibit 10.13
                     MOSINEE PAPER CORPORATION
                      1994 STOCK OPTION PLAN

                     As last amended effective
                           March 4, 1999

                     MOSINEE PAPER CORPORATION
                 1994 EXECUTIVE STOCK OPTION PLAN

     Mosinee Paper Corporation, a corporation with its principal place of business located in Mosinee, Wisconsin (the "Company"), hereby adopts the Mosinee Paper Corporation 1994 Stock Option Plan (the "Plan"), as set forth herein.

     Section 1. PURPOSE. The Plan is intended to attract and retain key employees and directors by permitting key employees of the Company or any parent or subsidiary of the Company and directors of the Company to acquire authorized and unissued, or reacquired, shares of common stock of the Company pursuant to purchase options. The availability of the options and grants thereof will furnish additional inducements to such employees to continue employment with the Company, or any parent or subsidiary of the Company, and such directors to continue serving as directors of the Company, and encourage them, by giving them an opportunity to acquire a greater stake in the Company's success, to increase their efforts to promote the best interests of the Company and its stockholders.

     It is the express intent of the Company that, subject to Section 6.2(h) hereof, all options granted hereunder designated "Incentive Stock Options" shall meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor section or sections. It is the further intent of the Company that options granted hereunder designated "Non-Qualified Stock Options" shall not meet the requirements of Section 422 of the Code. A key employee or director may be granted and may hold one or more options under this Plan.
                                  -1-
     Section 2. NUMBER OF SHARES AVAILABLE FOR OPTIONS. The aggregate number of shares of common stock, no par value, of the Company (the "Shares") which may be issued under options granted pursuant to the Plan shall be 346,667.

     Section 3.  ADMINISTRATION OF THE PLAN.

     Section 3.1 GENERAL. The Plan shall be administered by such committee (the "Committee") as shall be designated by the Board of Directors of Wausau-Mosinee Paper Corporation, which such committee shall have at least two members who are not officers or employees of the Company or a parent or subsidiary thereof and who otherwise satisfy the definition of a "Non-Employee Director" in Rule 16b-3(b)(3) promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the definition of an "Outside Director" in the regulations under Section 162(m) of the Code. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

     Section 3.2 AUTHORITY OF COMMITTEE. The Committee shall have full and complete authority to grant options to such eligible key employees on such terms, which need not be the same as to all Employee Optionees, as will, in its discretion and subject only to the specific limitations elsewhere contained in the Plan, carry out the purpose of the Plan. The Committee shall also have full and complete authority to interpret the Plan and adopt rules governing the administration of the Plan. The Committee's decision on any matter with respect to the Plan shall be final.
                                  -2-
     Section 3.3 INDEMNIFICATION OF COMMITTEE. To the extent permitted by applicable law, the members of the Committee and each of them shall be indemnified and saved harmless by the Company from any liability or claim of liability which may arise from the administration of the Plan if the acts giving rise to such liability or claim of liability were taken in good faith and without negligence.

     Section 4.  ELIGIBLE EMPLOYEES AND DIRECTORS.

     Section 4.1 KEY EMPLOYEES. Key employees (who may also be officers or directors) of the Company (or any parent or subsidiary of the Company) shall be eligible to be granted options pursuant to Section 5 of the Plan. For purposes of the Plan, the term "key employee" shall include all employees of all participating employers employed in management, administrative or professional capacities.

     Section 4.2 DIRECTORS. Directors of the Company (who may also be key employees or officers of the Company (or any parent or subsidiary of the Company)) shall be eligible to be granted options pursuant to Section 7 of the Plan. Directors of the Company who are not also employees of the Company (or any parent or subsidiary of the Company) shall not be eligible to be granted options under Section 5 of the Plan.

     Section 5. GRANTING OF OPTIONS TO KEY EMPLOYEES. Options to purchase Shares shall be granted to such key employees who are eligible to participate in the Plan as the Committee may, from time to time and at any time, select. Membership in a class of eligible key employees shall not, without specific Committee action, entitle a key employee to receive an option to purchase Shares. Eligible key employees selected by the Committee shall be referred to herein as "Employee Optionees."
                                  -3-
     Section 6.  TERMS AND CONDITIONS OF THE KEY EMPLOYEE OPTIONS.

     Section 6.1 WRITTEN INSTRUMENT. Each option to purchase Shares granted under Section 5 of the Plan shall be evidenced by a written option agreement signed on behalf of the Company and the Employee Optionee which sets forth the name of the Employee Optionee, the date granted, the price at which the Shares subject to the option may be purchased (the "option price"), whether the option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the option and such other terms and conditions consistent with the Plan as determined by the Committee. The Committee may at the time of grant or at any time thereafter impose such additional terms and conditions on the exercise of such option as it deems necessary or desirable for compliance with Section 16 of the Exchange Act and the regulations promulgated thereunder. Such option agreement shall incorporate by reference all applicable terms, conditions and limitations set forth in the Plan.

     Section 6.2 TERMS AND CONDITIONS OF THE KEY EMPLOYEE OPTIONS. In addition to any other limitations, terms and conditions specified in the Plan, each option granted under Section 5 of the Plan shall, as to each Employee Optionee, satisfy the following requirements:

          (a) DATE OF GRANT. Options must be granted on or before October 19, 2004.

          (b) EXPIRATION. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such option is granted.
 No Non-Qualified Stock Option shall be exercisable after the expiration of twenty years from the date such option is granted.

          (c) PRICE. The option price as to any Share subject to either an Incentive Stock Option or Non-Qualified Stock option granted under Section 5
                                  -4-
 of the Plan will be not less than one hundred percent of the fair market value of the Share on the date the option is granted. For purposes of the Plan, the fair market value of a Share means:

               (i) The mean between the high and the low prices at which the
                   Shares were traded if the Shares were then listed for trading on a national or regional securities exchange or were then traded on a bona fide over-the-counter market; or

               (ii)If the Shares were not traded on an exchange or a bona fide over-the-counter market, a value determined by an appraiser selected by the Committee.

 In the event that the date on which the fair market value of a Share is to be determined is a date on which there is no trading of the Shares on a national or regional securities exchange or on the over-the-counter market, such fair market value shall be determined by referring to the next preceding business day on which trading occurs.

          (d)  TRANSFERABILITY.

               (i) No Incentive Stock Option shall be transferable by an
                   Employee Optionee otherwise than by will or the laws of descent and distribution nor can it be exercised by anyone other than the Employee Optionee during the Employee Optionee's lifetime.

               (ii)The Committee may, in its discretion, authorize all or a portion of any Non-Qualified Stock Options to be granted to an Employee Optionee under Section 5 of the Plan or which were granted to any Employee Optionee on or before October 31, 1996, to permit transfer by the Employee
                                  -5-
                   Optionee to (A) the spouse, children or grandchildren of the Employee Optionee ("Immediate Family"), (B) a trust for the exclusive benefit of the Employee Optionee or the Employee Optionee's Immediate Family, (C) a partnership in which the Employee Optionee or the Employee Optionee's Immediate Family are the only partners, or (D) to a former spouse of the Employee Optionee pursuant to a domestic relations order within the meaning of Rule 16a-12 promulgated under Section 16 of the Exchange Act;

                   provided, however, that (X) there may not be consideration for any such transfer, (Y) the written option agreement required by Section 6.1, or any amendment thereof approved by the Committee, must expressly provide for transferability of the option evidenced in such agreement in a manner consistent with this Section 6.2(d), and (Z) once transferred pursuant to the preceding provisions of this
                   Section 6.2(d)(ii), no subsequent transfer of any options shall be permitted except a transfer by will or the laws of descent and distribution. In authorizing all or any portion of an option to be transferred, the Committee may impose any conditions on exercise, prescribe a holding period for the Shares acquired upon such exercise and/or impose any other conditions or limitations it deems desirable or necessary in order to carry out the purposes and requirements
                                  -6-
                   of the Plan. Following transfer, the terms and conditions of the Plan and the written option agreement relating to such option shall continue to be applicable in all respects to the Employee Optionee making such transfer and each transferred option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer as if such option had not been transferred, including, but not limited to, the terms and conditions with respect to the lapse and termination of such option.
                   Neither the Company, the Committee or any Employee Optionee shall have any obligation to inform any transferee of the termination or lapse of any option for any reason. Notwithstanding any other provision of the Plan, (YY) following the termination of employment of an Employee Optionee, a transferred option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 6(e) as if such option had not been transferred and (ZZ) no option granted prior to October 31, 1996, may be transferred until such option has been held by the Employee Optionee for a period of not less than six months after the date on which such option was granted.

          (e) EMPLOYMENT. Except as otherwise provided in the next sentence, no option shall be exercisable unless the Optionee shall have been employed by the Company (or any present or future parent or
                                  -7-
 subsidiary of the Company) during the period beginning on the date the option is granted and ending on a date ninety days before the date of exercise (and subject to Section 12 herein); provided, however, that in the event an Optionee dies while in the employ of the Company (or any present or future parent or subsidiary of the Company) or within ninety days after such employment had terminated, the employment period requirement described above shall be deemed to have been satisfied. In the event an Optionee has attained his Retirement Date (as defined herein), (i) the provisions of the preceding sentence shall not be applicable to such Optionee's Non-Qualified Stock Options and (ii) such Optionee's Non-Qualified Stock Options shall not be exercisable after the second anniversary of such Optionee's Retirement Date. For purposes of this Plan, the term "Retirement Date" shall mean the date on which the Optionee's employment with the Company (and any parent or subsidiary of the Company) terminates (including termination because of death) if the Optionee had then attained age 55 and completed ten calendar years of service with the Company (or any parent or subsidiary of the Company).

          (f) MINIMUM HOLDING PERIOD. No option granted prior to November 1, 1996, may be exercised before the date which is six months after the date on which such option was granted. Each option granted under Section 5 of the Plan shall contain such additional or other restriction or restrictions with respect to the stated percentage of Shares covered by such option as to which such option may be exercised as the Committee may deem desirable or necessary in order to carry out the purposes and requirements of the Plan.
                                  -8-
          (g) LIMITATION ON OPTION GRANTS. No Employee Optionee may be granted options under Section 5 of the Plan in any calendar year with respect to more than 50,000 Shares.

          (h) ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Shares for which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or any of its subsidiaries) exceeds $100,000 (or such other individual limit as may be in effect under the Code on the date of grant), such options shall not be Incentive Stock Options. No Incentive Stock Option shall be granted to an employee who, at the time such option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company within the meaning of Section 422(b)(6) of the Code unless: (i) at the time the option is granted, the option price is at least one hundred ten percent of the fair market value of the Shares subject to the option, and (ii) such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     Section 7. GRANTING OF OPTIONS TO DIRECTORS. On January 1, 1997 Non-Qualified Stock Options to purchase that number of Shares equal to the product of 1,000 and the number of years (determined by treating any partial year as a whole year) then remaining in the term for which the director has been elected, reelected or appointed shall be granted to each director of the Company. Such options shall be expressly conditioned upon the approval of the amendments to the Plan providing for the granting of options to directors pursuant to this Section 7 and increasing the number
                                  -9-
 of Shares which may be issued under options granted pursuant to the Plan by the Company's stockholders at the next annual meeting of the Company's stockholders, and such options shall not be effective if such amendments are not so approved. On June 1, 1997 and on each June 1 thereafter Non-Qualified Stock Options to purchase that number of Shares equal to the product of 1,000 and the number of years (determined by treating any partial year as a whole year) in the term for which the director has been elected, reelected or appointed shall be granted to each director of the Company who was elected, reelected or appointed to the board of directors of the Company during the previous twelve months. Directors of the Company who have been granted Non-Qualified Stock Options pursuant to this
 Section 7 shall be referred to herein as "Director Optionees".

     Section 8.  TERMS AND CONDITIONS OF THE DIRECTOR OPTIONS.

     Section 8.1 WRITTEN INSTRUMENT. Each option to purchase Shares granted under Section 7 of the Plan shall be evidenced by a written option agreement signed on behalf of the Company and the Director Optionee which sets forth the name of the Director Optionee, the date granted, the option price, the number of Shares subject to the option and the other terms and conditions set forth below. Such option agreement shall incorporate by reference all applicable terms, conditions and limitations set forth in the Plan.

     Section 8.2 TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other limitations, terms and conditions specified in the Plan, each option granted under Section 7 of the Plan shall, as to each Director Optionee, satisfy the following requirements:

          (a) DATE OF GRANT. Options must be granted on or before October 19, 2004.
                                  -10-
          (b) EXPIRATION. Each option granted under Section 7 of the Plan shall cease to be exercisable after the expiration of twenty years from the date such option is granted.

          (c) PRICE. The option price as to any Share subject to an option granted under Section 7 of the Plan will be one hundred percent of the fair market value of the Share on the date the option is granted. For purposes of the Plan, the fair market value of a Share means:

              (i) The mean between the high and the low prices at which the
                  Shares were traded if the Shares were then listed for trading on a national or regional securities exchange or were then traded on a bona fide over-the-counter market; or

             (ii) If the Shares were not traded on an exchange or a bona fide over-the-counter market, a value determined by an appraiser selected by the Committee.

 In the event that the date on which the fair market value of a Share is to be determined is a date on which there is no trading of the Shares on a national or regional securities exchange or on the over-the-counter market, such fair market value shall be determined by referring to the next preceding business day on which trading occurs.

          (d) TRANSFERABILITY. Options granted under Section 7 of the Plan may be transferred by the Director Optionee to (A) the spouse, children or grandchildren of the Director Optionee ("Immediate Family"),
 (B) a trust for the exclusive benefit of the Director Optionee or the Director Optionee's Immediate Family, (C) a partnership in which the Director Optionee or the Director Optionee's Immediate Family are the only partners, or (D) to a former spouse of the Director Optionee pursuant to a
                                  -11-
 domestic relations order within the meaning of Rule 16a-12 promulgated under Section 16 of the Exchange Act; provided, however, that (X) there may not be consideration for any such transfer, and (Y) once transferred pursuant to the preceding provisions of this Section 8.2(d), no subsequent transfer of any options shall be permitted except a transfer by will or the laws of descent and distribution. Following transfer, the terms and conditions of the Plan and the written option agreement relating to such option shall continue to be applicable in all respects to the Director Optionee making such transfer and each transferred option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer as if such option had not been transferred, including, but not limited to, the terms and conditions with respect to the lapse and termination of such option. Neither the Company, the Committee or any Director Optionee shall have any obligation to inform any transferee of the termination or lapse of any option for any reason. Notwithstanding any other provision of the Plan, following the termination of a Director Optionee's membership on the board of directors of the Company (including for this purpose membership as a director emeritus of the Company) a transferred option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 8.2(e) as if such option had not been transferred.

          (e) BOARD MEMBERSHIP. No option granted under Section 7 of the Plan shall be exercisable unless the Director Optionee shall have been a member of the board of directors of the Company (including for this purpose membership as a director emeritus of the Company) during the period beginning on the date the option is granted and ending on a date ninety days before the date of exercise (and subject to Section 12
                                  -12-
 herein); provided, however, that in the event a Director Optionee dies while a member of the board of directors of the Company (including for this purpose membership as a director emeritus of the Company) or within ninety days after such membership had terminated, the board membership period requirement described above shall be deemed to have been satisfied.

          (f) LIMITATION ON OPTION GRANTS. No Director Optionee may be granted options in any calendar year with respect to more than 4,000 Shares.

     Section 9.  EXERCISE AND PAYMENT OF OPTION PRICE.

     Section 9.1 EXERCISE OF OPTIONS. Options shall be exercised as to all or a portion of the Shares by delivery of an irrevocable written notice to the Company setting forth the exact number of Shares as to which the option is being exercised and including with such notice payment of the option price (plus minimum required tax withholding for options held by Employee Optionees). The date of exercise shall be the date such written notice and payment have been delivered to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage prepaid and addressed to such officer at the Company's home office. No option may be exercised with respect to a fractional share of stock. Notwithstanding the fact that an option has been transferred pursuant to Section 6.2(d)(ii), the Employee Optionee granted such option shall remain liable for any required tax withholding.

     Section 9.2 PAYMENT FOR SHARES. Payment of the option price (plus minimum required tax withholding for options held by an Employee Optionee may be made by (a) tendering cash (in the form of a check or otherwise) in such amount, or (b) with the consent of the Committee, tendering Shares with a fair market value on the date of exercise equal to such amount, or

 (c) delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount. Notwithstanding the fact that an option has been transferred pursuant to Section 6.2(d)(ii), the Employee Optionee granted such option shall remain liable for any required tax withholding.

     Section 10. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If the Company shall, after the Effective Date, change its common stock into a greater or lesser number of shares through a stock dividend, stock split-up or combination of shares, then

               (i) the number of Shares then subject to the plan but which are not then subject to any outstanding option;
               (ii) the number of Shares subject to each then outstanding option (to the extent not previously exercised); and
               (iii)the price per Share payable upon exercise
                    of each then outstanding option;

 shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up or combination of shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an option. If any split-up or combination of shares shall involve a change of par value, the Shares subject to options theretofore or thereafter granted shall be the Shares as so changed.

     If, after the Effective Date, there shall be any change in the stock of the Company other than through a stock dividend, stock split-up or combination of shares, or other change listed in Section 11 herein, then
                                  -14-
 if (and only if) the Committee shall determine that such change equitably requires an adjustment in the number or kind or option price of Shares then subject to an option, or the number or kind of Shares remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such option and the Plan.

     Section 11. CHANGE IN CONTROL.

     Section 11.1 DEFINITION OF "CHANGE IN CONTROL." For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock the "Outstanding Corporation Common Stock")of Wausau-Mosinee Paper Corporation(the "Corporation") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of
                                  -15-
 paragraph (c) of this Section 15.1, (E) except as provided in paragraphs
 (d) and (e), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (F) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (F) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (A), (B), (C), (D), or (E) of this paragraph (a) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or

     (b) A change in the composition of the Board of Directors of the Corporation (for purposes of this Section 11, the "Board") such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board,
                                  -16-
 but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

     (c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20%
                                  -17-
 or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

     (d) The Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

     (e) The Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

     (f) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     For purposes of this Section 11.1, the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or
                                  -18-
 distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

     For purposes of this Section 11.1, the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or
                                  -19-
 trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

     For purposes of this Section 11.1, the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

     Section 11.2  EFFECTS OF CHANGE IN CONTROL.

     (a)   In the event of a Change in Control,

     (i) all options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") shall, to the extent not then exercisable or vested, immediately become exercisable in full, and

    (ii) each Optionee may elect, with respect to each option held by such Optionee on the Change in Control Date (the Optionee's "Election Right"), to surrender such option for an immediate lump sum cash payment in an amount equal to the product of (A) the number of shares of common stock of the Corporation (for purposes of this Section 11.2, "Shares") then subject to the option as to which the election is being exercised, multiplied by (B) the excess, if any, of (1) the greater of (a) the Change in Control Price or (b) the highest fair market value of a Share on any day in the 60-day period ending on the Change in Control Date, over (2) the option price of such option. For purposes of this Section 11.2, the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 11.1(c), the highest price per Share paid in such tender or exchange offer
                                  -20-
           or Corporate Transaction; provided, however, that in the case of Incentive Stock Options, the Change in Control Price shall be in all cases the fair market value of the Shares on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

     (b) The exercise of an Election Right must be in writing, specify the option or options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Corporation either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Corporation's home office on or before the 60th day following the Change in Control Date.

     (c)  All payments due an Optionee pursuant to the provisions of this
 Section 11.2 shall be made by the Corporation on or before the 5th business day following the date on which the Optionee's election has been delivered to the Corporation pursuant to Section 11.2(b).

     (d) Notwithstanding any other provision of this Section 11.2, if the grant or the exercise of an Optionee's Election Right or payment of cash provided for in Section 11.2(b) would make a Change in Control transaction ineligible for pooling-of-interests accounting treatment under APB No. 16, that, but for the nature of such grant or exercise of Election Rights or payment of cash, would otherwise be eligible for such pooling-of-interests accounting treatment, the Committee shall have the right and authority to
                                  -21-
 substitute for the cash payments to be made to the Optionee pursuant to
 Section 11.2(a), Shares with a fair market value, determined as of the date of delivery of such Shares, equal to the cash that would otherwise be payable to such Optionee in connection with the exercise of an Optionee's Election Right hereunder or, to the extent necessary to preserve such pooling-of-interests accounting treatment, to otherwise modify, eliminate, or terminate such Election Right.

     Section 12. TERMINATION OR LAPSE OF OPTIONS. Each option granted under Section 5 of the Plan shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable stock option agreement, (b) the applicable date set forth in Section 6.2(b), (c) the date of the Employee Optionee's voluntary resignation or termination for cause, or (d) the date which is ninety days after the date of the Employee Optionee's other termination of employment with the Company or any present or future parent or subsidiary of the Company; provided, however, that in the event of an Employee Optionee's death while in the employ of the Company or a parent or subsidiary of the Company or, if the Employee Optionee is no longer so employed, in the event of the Employee Optionee's death within ninety days after such employment had terminated, an option may be exercised, to the extent exercisable by the Employee Optionee immediately prior to his death, in whole or in part by the Employee Optionee's estate or designee by will, or, if applicable, the transferee of such option pursuant to Section 6.2(d), but only if the date of exercise is on or before the first to occur of (i) the expiration date set forth in the applicable stock option agreement, (ii) the applicable date set forth in Section 6.2(b), or (iii)(A) for options subject to the first sentence of Section 6.2(e), the date which is twelve months after the date of the Optionee's death, and (B) for options subject to the second
                                  -22-
 sentence of Section 6.2(e), the second anniversary of the deceased Optionee's Retirement Date.

     Each option granted under Section 7 of the Plan shall terminate or lapse upon the first to occur at (a) the expiration date set forth in the applicable stock option agreement, (b) the applicable date set forth in
 Section 8.2(b), or (c) the date which is ninety days after the date the Director Optionee's membership on the board of directors of the Company (including for this purpose membership as a director emeritus of the Company) terminated; provided, however, that in the event of a Director Optionee's death while a member of the board of directors of the Company (including for this purpose membership as a director emeritus of the Company) or, if the Director Optionee Is no longer a member, in the event of the Director Optionee's death within ninety days after such membership had terminated, an option may be exercised, to the extent exercisable by the Director Optionee immediately prior to his death, in whole or in part by the Director Optionee's estate or designee by will, or, if applicable, the transferee of such option pursuant to Section 8.2(d) but only if the date of exercise is on or before the first to occur of (i) the expiration date set forth in the applicable stock option agreement, (ii) the applicable date set forth in Section 8.2(b), or (iii) the date which is twelve months after the date of the Director Optionee's death.

     Section 13.  AMENDMENT AND TERMINATION OF PLAN.

     Section 13.1 AMENDMENT OF PLAN. The board of directors of the Company may amend the Plan from time to time and at any time; provided, however, that no amendment shall adversely affect any option which has been granted prior to the amendment and no amendment with respect to the maximum number of Shares which may be issued pursuant to options or the
                                  -23-
 class of eligible individuals, or which materially increases benefits accruing to Optionees under the Plan (within the meaning of Section 162(m) of the Code) shall be effective unless approved by a majority of the shares entitled to vote at a meeting of shareholders.

     Section 13.2 TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) October 19, 2004 or (b) the date specified by the board of directors of the Company as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any options outstanding on the date of termination.

     Section 14. EFFECTIVE DATE. The effective date of the Plan shall be October 20, 1994, the date of approval by the board of directors of the Company.

     Section 15. INVESTMENT INTENT. Shares acquired pursuant to the exercise of an option, if not registered by the Company under the Securities Act of 1933 (the "Act"), will be "restricted" stock which will not be freely transferable by the holder after exercise of the option. Each Employee Optionee, Director Optionee and assignee in interest of an Optionee accordingly represents, as a condition of participation in the Plan, that Shares which are unregistered under the Act are being acquired for the Employee Optionee's, or Director Optionee's (or his or her assignee's) own account for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof.

     Section 16. AVAILABILITY OF INFORMATION. The Company shall furnish each Optionee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the option agreement provided for in Section 6.1 or 8.1 is executed by the Optionee and (b) a copy of each subsequent annual report, on or about the same date as such
                                  -24-
 report shall be made available to shareholders of the Company. The Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Optionee or any duly authorized representative of the Optionee, copies of all reports filed by the Company with the Securities and Exchange Commission or the commissioner of securities of any state, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its proxy statements.

     Section 17. CONDITIONS OF EMPLOYMENT. Participation in or eligibility for participation in the Plan by an Employee Optionee shall not confer upon any Employee Optionee the right to be continued as an employee of the Company or any present or future parent or subsidiary of the Company and the Company and its participating subsidiaries hereby expressly reserve the right to terminate the employment of any employee, with or without cause, regardless of the Plan and any options granted pursuant to it.

     Section 18.  MISCELLANEOUS.

          (a) The transfer of an Employee Optionee from the Company to a parent or subsidiary of the Company or from a parent or subsidiary of the Company to the Company or another parent or subsidiary of the Company shall not be a termination of employment or an interruption of continuous employment for the purpose of the Plan.

          (b) As used in the Plan, the term "parent" and "subsidiary" shall have the meanings ascribed to them in Sections 421, 422 and 424 of the Code.

     Section 19. GOVERNMENT APPROVALS. If at any time the Company shall be advised by its counsel that the exercise of any option or the delivery of Shares upon the exercise of an option is required to be approved, registered or qualified under any applicable law, or must be accompanied
                                  -25-
 or preceded by a prospectus or similar circular meeting the requirements of any applicable law, the Company will use reasonable efforts to obtain such approval, to effect such registrations and qualifications, or to provide such prospectus or similar circular within a reasonable time, but exercise of the options or delivery by the Company of certificates for Shares may be deferred until such approvals, registrations or qualifications are effected, or until such prospectus or similar circular is available.

     Section 20. Notwithstanding any other provision of this Plan or of any option agreement relating to any option granted hereunder, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 24, 1997, by and among Wausau Paper Mills Company, WPM Holdings, Inc. and the Company on substantially the terms and conditions set forth therein as of August 24, 1997 shall not be deemed to constitute a "Change in Control" or any other transaction described in Section 11(b) of this Plan and of any corresponding or similar provision of any such option agreement. Without limiting the generality of the foregoing, the consummation of such transactions shall not result in the payment of any cash to any holder of an option granted under this Plan.
                                  -26-